UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016

MYOKARDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37609	44-5500552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Allerton Ave.

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 741-0900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2016, the Board of Directors of MyoKardia, Inc. (the “Company”) appointed Jake Bauer, Senior Vice President, Finance and Business Development, as the Company’s principal financial officer, effective immediately. Mr. Bauer succeeds Steven Chan, who resigned as principal financial officer effective upon Mr. Bauer’s appointment. Mr. Chan will continue to serve as the Company’s principal accounting officer and Vice President, Corporate Controller.

Mr. Bauer, 37, has served as the Senior Vice President, Finance and Business Development of the Company since July 2016. Prior to that, Mr. Bauer served as the Vice President, Business Development and Business Operations of the Company since July 2014. Prior to joining the Company, Mr. Bauer was vice president, business operations and head of corporate development at Ablexis, LLC, a biotechnology company, from May 2011 to July 2014. At Ablexis, Mr. Bauer led the development and implementation of the company’s corporate strategy and business development activities and oversaw business operations. Prior to Ablexis, Mr. Bauer was a principal at Third Rock Ventures, where he identified, evaluated and developed new opportunities for investment, assisted with startup, corporate development and operations of portfolio companies, and negotiated financings from 2007 to 2011. While at Third Rock Ventures, he was actively involved in a variety of leading biopharmaceutical companies including Agios Pharmaceuticals, Inc., CytomX Therapeutics Inc., Global Blood Therapeutics, Inc. and Zafgen, Inc., all biopharmaceutical companies. Prior to Third Rock Ventures, Mr. Bauer served in roles in the investment group at Royalty Pharma AG and the business development group at Endo Pharmaceuticals Inc., and was previously a management consultant at Putnam Associates. Mr. Bauer holds a B.Sc. in biology and a B.A. in economics from Duke University and an M.B.A. from Harvard Business School.

There are no understandings or arrangements between Mr. Bauer and any other person pursuant to which he was appointed as principal financial officer of the Company, and Mr. Bauer has no material interest in any transaction or proposed transaction in which the Company is or is to be a party. Mr. Bauer has no family relationship with any director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2016	MyoKardia, Inc.

	By:	/s/ Steven Chan
Steven Chan
Vice President, Corporate Controller (principal accounting officer)